THRIVENT SERIES FUND, INC.

Supplement to Prospectus dated April 29, 2005

Regarding

Thrivent Small Cap Stock Portfolio

The table of average annual total returns on page 27 of the prospectus is amended to reflect that the new index for the Portfolio is the Russell 2000 Index. The revised table is as follows:

AVERAGE ANNUAL TOTAL RETURNS

(PERIODS ENDING DECEMBER 31, 2004)

	1 Year	Since Inception (3/1/01)
Thrivent Small Cap Stock Portfolio	20.94%	11.12%
S&P Small Cap 600 Index[1]	22.66%	12.68%
Russell 2000 Index[2]	18.33%	10.12%

[1]	The S&P Small Cap 600 Index is an unmanaged index that represents the average performance of a group of 600 small capitalization stocks. The Index does not reflect deductions for fees, expenses or taxes.
[2]	The Russell 2000 Index measures the performance of small cap stocks. The Index does not reflect deductions for fees, expenses or taxes. Because the Russell 2000 Index is a more accurate reflection of the securities in which the Portfolio invests, it will be used to compare performance of the Portfolio instead of the S&P Small Cap 600 Index.

The date of this Supplement is October 18, 2005.

Please include this Supplement with your Prospectus.

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